UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 27, 2022

Commission File Number 000-22496

SCHNITZER STEEL INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

Oregon	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

299 SW Clay Street, Suite 350, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	SCHN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the  registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2022, the Board of Directors (the “Board”) of Schnitzer Steel Industries, Inc. (the “Company”) appointed Richard Peach, the Company’s Executive Vice President, Chief Financial Officer and Chief Strategy Officer, to serve as the Company’s Executive Vice President and Chief Strategy Officer, effective September 1, 2022, with expansion of scope and responsibility.

On July 27, 2022, the Board appointed Stefano Gaggini, the Company’s Vice President, Deputy Chief Financial Officer and Chief Accounting Officer, to serve as the Company’s Senior Vice President and Chief Financial Officer, effective September 1, 2022.  Mr. Gaggini, 51, has served as the Company’s Vice President, Deputy Chief Financial Officer and Chief Accounting Officer since September 2018.  Prior to that, Mr. Gaggini served as Vice President, Corporate Controller and Principal Accounting Officer of the Company from December 2013 until September 2018.

Additionally, on July 27, 2022, the Board appointed Mark Schuessler, the Company’s Vice President, Accounting and Reporting, to serve as the Company’s Vice President and Chief Accounting Officer, effective September 1, 2022.  Mr. Schuessler, 43, has served as the Company’s Vice President, Accounting and Reporting, since April 2021. Prior to that, Mr. Schuessler served in various roles in the Company’s SEC Reporting and Technical Accounting department.  Prior to joining the Company in November 2011, Mr. Schuessler was an audit manager at Perkins & Co.

The selection of Mr. Gaggini to serve as Senior Vice President and Chief Financial Officer and Mr. Schuessler to serve as Vice President and Chief Accounting Officer, was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Messrs. Gaggini and Schuessler and any director or executive officer of the Company, and there are no transactions between Messrs. Gaggini and Schuessler and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

On August 1, 2022, the Company issued a press release announcing the changes to management, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release of Schnitzer Steel Industries, Inc. issued on August 1, 2022.
104     The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.
(Registrant)

Dated: August 1, 2022	By:	/s/ Peter B. Saba

	Title:	Senior Vice President, General Counsel and Corporate Secretary